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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Coltec Industries Inc:

     As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference into this Form 10-K, into the Company's previously filed Registration Statement File No. 33-56139.

Arthur Andersen LLP
Charlotte, North Carolina
January 31, 1997
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